CVB Financial Corp.

KBW 2007 West Coast Field Trip

June 7, 2007

Safe Harbor

This information contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from the projected. In addition, these forward-looking statements relate to the Company's current expectations regarding future operating results. Such issues and uncertainties include the impact of changes in interest rates, a decline in economic conditions and increased competition among financial services providers. For a discussion of other factors that could cause Commission filings of CVB Financial Corp., including its Annual Report on Form 10-K for the year ended December 31, 2006, and particularly the discussion on risk factors within that document. The Company does not undertake any, and specifically, disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

CVB Financial Corp

1974
Chino Valley Bank formed

1981
CVB Financial Corp.
(holding company formed)

1996
Chino Valley Bank
becomes Citizens Business Bank

Top Business Bank in the Nation

CVB Financial Corp

March 31, 2007

Headquarters	Ontario, California
Origin	August 9, 1974
Business Financial Centers	40
Assets	$5.993 Billion
Deposits	$3.390 Billion
Loans	$3.097 Billion
Market Capitalization	$994.09 Million

Top Business Bank in the Nation

CVB Financial Corp

Senior Leadership Team

Name	Position	Banking Experience	CVB Service
Christopher D. Myers	President Chief Executive Officer	23 Years	1 Year
Edward J. Biebrich Jr.	Executive Vice President Finance Division	25 Years	9 Years
Jay W. Coleman	Executive Vice President Sales Division	43 Years	19 Years
Edward J. Mylett Jr.	Executive Vice President Credit Management Division	33 Years	11 Years
Yamynn De Angelis	Senior Vice President Service Division	28 Years	20 Years
Elsa Zavala	Senior Vice President Information Technology Division	27 Years	14 Years
David M. Krebs	Senior Vice President Human Resources	13 Years	4 Years

Senior Leadership Team

Name	Position	Banking Experience	CVB Service
Nancy A. Sinclair	Senior Vice President The Marketing Group	38 Years	10 Years
Stephen Tidland	Senior Vice President President – Golden West Financial	38 Years	20 Years
James E. Mead	Senior Vice President Regional Manager – Region 1	32 Years	14 Years
Vince L. Gottuso	Senior Vice President Regional Manager – Region 2	21 Years	14 Years
Mark Richardson	Senior Vice President Regional Manager – Region 3	18 Years	14 Years
John H. Tait	Senior Vice President Regional Manager – Region 4	38 Years	6 Years
Ted Dondanville	Senior Vice President Regional Manager – Region 5	25 Years	9 Years
Larry Zivelonghi	Senior Vice President Dairy & Livestock Industries Group	27 Years	14 Years
	Average:	29 Years	12 Years

The Vision

"The vision of CVB Financial Corp. is to be recognized as the premier relationship financial institution for businesses and professionals in California with $8.0 billion in assets by December 31, 2008 and $12.0 billion in assets by December 31, 2012, with earnings growth of 15.0% a year, a return on equity of 20.0% and a return on assets of 1.6%"

The Mission

"The Mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values of financial strength, superior people, customer focus, cost-effective operation and having fun."

TOP BUSINESS BANK IN THE NATION



Top Business Bank

CITIZENS BUSINESS BANK

Total Assets: $5.9 billion
3Q ROE: 20.88%
3Q ROA: 1.24%
3Q Price Performance: 11.37% (56-cent dividend in August)
3Q Net Income $18.45 million

So, it turns out, "location" isn't just the three most important things to know about real estate. For Citizens Business Bank, centered in the area of California known as the Inland Empire (which includes Riverside and San Bernadino counties), its location couldn't have been more fortuitous in the past 10 years. Between 2002 and 2015,

"Absolutely the toughest part of the business, even worse than NIM. If you had all the best people I wouldn't have to worry about NIM."

But it's the quality of business bankers, and the high customer satisfaction rates that they en[...] der, that complement th[...] Empire location as p[...] zen's success, s[...]



usBanker
Beyond Business as Usual
2007 ALL-STAR BANKING TEAM
The Top 25 Banks of 2007
PERFORMANCE DATA AS OF 3Q



CITIZENS BUSINESS BANK
#1
TOP BUSINESS BANK IN THE NATION

2006/2007 Bank Ratings & Awards

- **U.S. Banker Magazine**
  - Top Business Bank in the Nation
  - 15th Ranked Bank in the Nation
- **America's Finest Companies investment directory**
  - One of 318 out of 19,000 U.S. public companies.
- **Bank Director Magazine (December 2006)**
  - 14th Ranked Bank in the Nation
- **The Findley Report**
  - 27 Consecutive Years – Premier Performing Bank
  - 16 Consecutive Years – Super Premier Performing Bank
- **Fitch Ratings**
  - BBB+

Economic Headwinds

- Rising Short-term Interest Rates
- Slowing Housing Market
- Economic Volatility (Oil prices, etc.)

CVB Financial Corp

Record Results for 2006

- Total Deposits
- Total Loans
- Total Capital
- Total Assets
- Net Earnings

CVB Financial Corp

December 31, 2006

(000s)	12/31/05	12/31/06	Change	%
Demand Deposits	$1,490,613	$1,363,411	($127,202)	(8.53)
Total Deposits (including REPOs)	3,424,045	3,501,208	77,163	2.25
Total Loans	2,663,864	3,070,196	406,332	15.25
Capital	342,877	389,339	46,462	13.55
Assets	5,422,971	6,094,262	671,291	12.38

Growth Trends

2001 - 2006

(000s)	12/31/01	12/31/06	Change
Demand Deposits	$766,329	$1,363,411	$597,082
Total Deposits (including REPOs)	1,876,959	3,501,208	1,624,249
Total Loans	1,187,540	3,070,196	1,882,656
Capital	220,748	389,339	168,591
Assets	2,514,102	6,094,262	3,580,160

CVB Financial Corp.

(000s)	2005	2006	Change	%
Operating Earnings*	$109,280	$105,573	($3,707)	(3.39)
Earnings Before Taxes	106,964	103,630	(3,334)	(3.12)
Taxes	36,346	31,724	(4,622)	(12.72)
Net Earnings After Taxes	70,618	71,906	1,288	1.82
Diluted EPS	0.83	0.85	0.02	2.41

**Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, and income taxes.*

Net Earnings

(000s)	2001	2006	Change	Annual % Increase
Operating Expenses*	$64,922	$105,573	40,651	10.21
Earnings Before Taxes	63,358	103,630	40,272	10.34
Taxes	23,300	31,724	8,424	6.37
Net Earnings After Taxes	40,058	71,906	31,848	12.41
Diluted EPS	0.48	0.85	0.37	12.11

**Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, and income taxes.*

CVB Financial Corp.

Growth Trends

2001 - 2006

	CVB	California Banks	U.S. Banks
Deposits	82%	35%	66%
Loans	159%	51%	73%
Capital	76%	49%	106%
Assets	142%	53%	72%

Source: Federal Deposit Insurance Corporation

CVB Financial Corp

Superior Performance as of December 2006

	CVB	California Banks	U.S. Banks
Return on Average Equity	19.75%	13.03%	12.65%
Return on Average Assets	1.25%	1.53%	1.35%

Source: Federal Deposit Insurance Corporation

Zero

Non Performing Loans

Zero

Over 90 Days Past Due

Comparison of Five-Year Cumulative Total Return

	CVB Financial Corp.	NASDAQ Market Index
01/01/2002	$100.00	$100.00
12/31/2006	185.42	128.12

Superior Return on Investment



600
500
400
300
200
100
0
1
5.45
4.18
37.87
70.5
210.04
554.35
1975
1980
1985
1990
1995
2000
2006

One dollar invested on February 11, 1975, with dividends reinvested, would be valued at $554.35 as of December 31, 2006.

California Banks

Rank	Bank	Assets*
1	Wells Fargo Bank	$482,000
2	Bank of the West	56,400
3	Union Bank of California	52,600
4	City National Bank	14,715
5	California Bank & Trust	10,834
6	East-West Bank	10,800
7	United Commercial Bank	10,346
8	Greater Bay Bank	7,400
9	Pacific Capital Bank	7,000
10	Cathay Bank	6,400
11	Silicon Valley Bank	6,043
12	**Citizens Business Bank**	**6,034**
13	California National Bank	5,518
14	Westamerica Bank	4,769

**Assets in thousands as of December 31, 2006*

Growth Trends

(000s)	03/31/06	03/31/07	Decrease	%
Demand Deposits	$1,362,022	$1,264,243	($97,779)	(7.18)
Total Deposits (including Customer REPOs)	3,476,081	3,597,635	121,554	3.50
Gross Loans	2,717,127	3,096,609	379,482	13.97
Capital	339,565	393,841	54,276	15.98
Assets	5,527,914	5,993,428	465,514	8.42
Earnings	18,240	15,178	(3,062)	(16.79)
Market Capitalization	1,307,796	986,574	(321,222)	(24.56)

Net Income



Net Earnings
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Net Earnings

Net Interest Margin



5.50%
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Net Interest Margin
Fed Funds Rate

TOP BUSINESS BANK IN THE NATION

Four Reasons for Net Interest Margin Decline

- Flat or inverted yield curve
- Increasing cost of borrowings
- Fixed-Rate Composition of our loan portfolio
- Lack of demand deposit growth

Fed Funds Target/10 Year Treasury Spread


6
5
4
3
2
1
0
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
Dec-05
Feb-06
Apr-06
Jun-06
Aug-06
Oct-06
Dec-06
Fed Funds
10 Year Treasury

TOP BUSINESS BANK IN THE NATION

CVB Financial Corp.

December 31, 2006

	California Peer Banks	%	CVBF	%
Assets				
Loans	2,749,452	70.5	3,070,196	50.4
Investments	788,469	20.2	2,582,902	42.4
Other Assets	359,360	9.2	441,164	7.2
Total Assets	3,897,281	100.0	6,094,262	100.0
Liabilities & Equity				
Total Deposits	2,897,433	74.3	3,406,808	55.9
Borrowings	439,257	11.3	2,146,495	35.2
Other Liabilities	55,713	1.4	151,620	2.5
Equity	504,878	13.0	389,339	6.4
Total Liabilities & Equity	3,897,281	100.0	6,094,262	100.0

Yields/Costs

	2004	2005	2006	Q1 2007
Yield on Investments	4.38%	4.64%	5.06%	5.22%
Cost of Borrowings	2.85%	3.39%	4.40%	4.99%
Spread	1.53%	1.25%	.66%	.23%
Yield on Loans	6.01%	6.52%	6.92%	6.99%
Cost of Deposits	.56%	.94%	1.91%	2.05%
Spread	5.45%	5.58%	5.01%	4.94%

Loans as of December 31, 2006

	Amount	%
Fixed Rate Loans	$1,487,422	48.3
Fixed with Reset	716,887	23.3
Variable Rate Loans	874,556	28.4
	$3,078,865	100.0%

Top Business Bank in the Nation

Deposit Growth

	3/31/06	3/31/07
Demand Deposits	$1,362,022	$1,264,243
Total Deposits (including REPOs)	3,476,081	3,597,635

CVB Financial Corp.

The Game Plan



2007 and 2008

Growth Plan

- Intelligent
- Balance Sheet Sensitive
- Interest Rate Sensitive
- Strategic
- Sustainable
- Achievable

Organizational Strengths and Core Values

- Relationship Banking
- Credit Quality
- Outstanding Customer Service

2007 Critical Few

- Demand deposit growth
- Business loan growth
- Lower cost time deposit growth
- Fee income growth
- Cost effective operation

Geographic Expansion

- DeNovo
- Acquisition of business & community banks
- 40 business financial centers growing to over 50 by the end of 2008

40 Existing Business Financial Centers


San Jouquin
Stockton
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
High Desert
Los Angeles
Inland Empire
Riverside
Orange

First Coastal Acquisition

Assets	$238 million
Loans	$157 million
Deposits	$190 million

Locations in Manhattan Beach,
Marina del Rey, El Segundo and Gardena.

Potential Locations


San Joaquin
Modesto
Stanislaus
Merced
Madera
Merced
Fresno
Tulare
Kern
San Bernardino
High Desert
Santa Clarita
Los Angeles
Encino
Inland Empire
Commerce
Century
Riverside
Orange
Newport

Stockton
Modesto
Merced
Santa Clarita
Encino
Century City
Santa Fe Springs
Anaheim
Torrance
Newport Beach
Temecula

Deposit Growth

Demand Deposits

Lower cost time/interest bearing deposits

Deposits: Critical Components

Marketing Focus

Business Expertise

Deposit Rich Industry Targets

- Property Management/ Homeowner's Associations
- Title/Escrow
- Professional Services (Law firms, Insurance brokers, CPA firms)
- Medical/Healthcare
- Non-Profit Corporations
- Government Services

New Deposit Products

- Citizens Sweep Manager
- Preferred Choice Banking
- Citizens Automated Deposit

Citizens Sweep Manager:

<u>Target:</u> business clients with medium six figure deposit balances or higher.


CITIZENS
SWEEP MANAGER
CITIZENS
BUSINESS BANK

Preferred Choice Banking


PREFERRED
CHOICE BANKING
PREFERRED
CHOICE
BANKING
CITIZENS
BUSINESS BANK

Target: individuals and businesses with deposit balances of $25,000 or greater.

Citizens Automated Deposit

<u>Target:</u> **"premium" business clients and prospects.**


CITIZENS
AUTOMATED
DEPOSIT
AUTOMATED
DEPOSIT
CITIZENS
BUSINESS BANK

TOP BUSINESS BANK IN THE NATION


PREFERRED
CHOICE BANKING
PREFERRED
CHOICE
BANKING
CITIZENS
BUSINESS BANK


CITIZENS
AUTOMATED
DEPOSIT
AUTOMATED
DEPOSIT
CITIZENS
BUSINESS BANK


CITIZENS
SWEEP MANAGER
CITIZENS
BUSINESS BANK

Loan Distribution

Real Estate Secured Loans vs. Other Loans



2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Real Estate Secured Loans
Other Loans
2000
2001
2002
2003
2004
2005
2006

CVB Financial Corp.

2007 Lending Focus

- Commercial and Industrial Lending (C&I)
- Real Estate Lending
- Small Business Lending
  (credit scoring up to $250,000)
- Home/Business Equity Lines of Credit
- Asset Based Lending
- SBA Lending
- Dairy and Livestock Industries Group
- Municipal Leasing
- Golden West Financial Services
  - Equipment & Vehicle Leasing

TOP BUSINESS BANK IN THE NATION

Biggest Fee Income Opportunities

- Trust, Asset Management & Brokerage
- Real Estate Loan Brokering


70.00
65.00
60.00
55.00
50.00
45.00
40.00
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Efficiency Ratio

=

Non-Interest Expense

Net Interest Income + Non-Interest Income

2007-2008 Strategy & Focus

Increase Demand Deposits

- Deposit Rich Industries
- Technology/Treasury Management Products
- Deposit Sales Incentives

Increase Variable Rate Lending

- Commercial & Industrial
- Construction/ABL/Dairy & Livestock, etc…
- Utilization of interest rate swaps

2007-2008 Strategy & Focus

De-Leverage

- $50 million per month available to pay debt or fund loans

Fee Income

- Trust, Asset Management & Brokerage
- Real Estate Loan Brokering

Geographic Expansion

CVB Financial Corp.

Near-Term Opportunity

- Share price is 24.9% below its high of $15.34.
- Excellent asset quality.
- CVBF will greatly benefit from a decline in short-term interest rates.
- Acquisition of First Coastal is accretive to earnings.

CVB Financial Corp.
Long-Term Opportunity

- The dominant community bank in its markets
- The fastest growing markets in California & Nation
- Strong capital position
- Excellent credit quality
- Consistent superior returns
  - *well above those of its peers*
- Attractive dividends
- Recognized locally and nationally for superior business and financial performance

CVB Financial Corp.